Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of
            DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


REGISTERED                       WILLAMETTE INDUSTRIES, INC.                                 Principal Amount
                                 MEDIUM-TERM NOTE, SERIES C                                  $
No. __                                             (FLOATING RATE)                           CUSIP:

ORIGINAL ISSUE DATE:             MATURITY DATE:                                 INTEREST RATE BASIS:

INITIAL INTEREST RATE:           SPREAD:                                        CD RATE                                  [ ]

INDEX MATURITY:                  SPREAD MULTIPLIER:                             COMMERCIAL PAPER RATE                    [ ]

MAXIMUM INTEREST RATE:           INTEREST PAYMENT PERIOD:                       FEDERAL FUNDS RATE                       [ ]

MINIMUM INTEREST RATE:           INTEREST RATE RESET PERIOD:                    LIBOR                                    [ ]
                                                                                     REUTERS                             [ ]
                                                                                     TELERATE                            [ ]

INITIAL REDEMPTION DATE:         INTEREST PAYMENT DATES:                        PRIME RATE                               [ ]

INTEREST RESET DATES:            CALCULATION AGENT:                             TREASURY RATE                            [ ]

ADDENDUM ATTACHED                |_| Yes  |_| No

OTHER PROVISIONS:


            If applicable as indicated above, (i) the Optional Redemption Price will initially be % of the principal amount of this Note to be redeemed declining at each anniversary of the Initial Redemption Date shown above by % of the principal amount to be redeemed until the Optional Redemption Price is 100% of such principal amount and (ii) this Note may be redeemed either in whole or from time to time in part except that, if the following box is marked, this Note may be redeemed in whole only [ ].

            WILLAMETTE INDUSTRIES, INC., an Oregon corporation (herein called the "Company," which term includes any successor corporation under the Indenture referred to herein), for value received, hereby promises to pay to
                                   CEDE & CO.
or registered assigns, the principal sum of                              DOLLARS
on the Maturity Date shown above, and to pay interest thereon from the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the Original Issue Date shown above at the rate per annum determined in accordance with the provisions herein, depending on the Interest Rate Basis specified above, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day) next preceding such Interest Payment Date and interest payable at Maturity shall be payable to the Person to whom the principal hereof is payable, except if the Original Issue Date of this Note is between a Regular Record Date and the Interest Payment Date relating to such Regular Record Date, or on an Interest Payment Date, the first interest payment on this Note will be made on the Interest Payment Date following the next succeeding Regular Record Date to the Holder on such Regular Record Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange upon which the Notes of the series shown above may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of principal, premium (if any) and interest payable at Maturity of this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts at the Corporate Trust Office of the Trustee in the Borough of Manhattan, the City of New York, New York, and will be made in immediately available funds if this Note is presented in time for the Trustee, as Paying
Agent, to make such payment in accordance with its normal procedures. Unless otherwise agreed between the Holder and the Company, payment of interest on this Note due on any other Interest Payment Date will be made in such coin or currency by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

            Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee or Authenticating Agent referred to in said Indenture, this Note shall not be entitled to any benefits under the Indenture or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal.


                               [GRAPHIC OMITTED]

DATED:                                                                          WILLAMETTE INDUSTRIES, INC.

CERTIFICATE OF AUTHENTICATION
THIS IS ONE OF THE SECURITIES OF THE SERIES DESIGNATED                          BY
HEREIN REFERRED TO IN THE WITHIN-MENTIONED INDENTURE.                                                        PRESIDENT

THE CHASE MANHATTAN BANK
                                                  AS TRUSTEE

BY                                                                              Attest:

                                                                                                             Secretary
                                          Authorized Officer

            This Note is one of a duly authorized issue of Securities of the Company, issued and to be issued in one or more series under an indenture dated as of January 30, 1993, (herein called the "Indenture"), between the Company and The Chase Manhattan Bank, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of the series of the Securities designated as the Medium-Term Notes of the series designated on the first page hereof (herein called the "Notes"). The Notes may bear different dates and mature at different times, may bear interest at different rates and may otherwise vary, all as provided in the Indenture.

            The interest rate with respect to this Note in effect on each day will be (i) if such day is an Interest Reset Date, the interest rate determined as of the interest Determination Date immediately preceding such Interest Reset Date or (ii) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the most recent Interest Reset Date, subject in either case to the maximum and minimum interest rates, if any, specified on the first page hereof, and to adjustment by the Spread, if any, or the Spread Multiplier, if any, as specified on the first page hereof.

            Commencing with the Interest Reset Date specified on the first page hereof first following the Original Issue Date specified on the first page hereof, the rate at which interest on this Note is payable shall be adjusted weekly, monthly, quarterly, semi-annually or annually as shown on the first page hereof under Interest Rate Reset Period; provided, however, that the interest rate in effect for the period from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate specified on the first page hereof. Each such adjusted rate shall be applicable on and after the Interest Reset Date to which it relates, to, but not including, the next succeeding Interest Reset Date, or until Maturity, as the case may be. If any Interest Reset Date would otherwise be a day that is not a Market Day (as defined below), such Interest Reset Date shall be postponed to the next day that is a Market Day, except that if the Interest Rate Basis specified on the first page hereof is LIBOR, and if such Market Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Market Day. If the Interest Rate Basis specified on the first page hereof is the Treasury Rate, and any Interest Reset Date for this Note would otherwise be a day on which Treasury bills are auctioned, then such Interest Reset Date shall be the first Market Day immediately following such auction date. Subject to applicable provisions of law and except as otherwise specified herein, on each Interest Reset Date the rate of interest on this Note shall be the rate determined in accordance with the provisions of the applicable heading below.

            DETERMINATION OF CD RATE. If the Interest Rate Basis specified on the first page hereof is the CD Rate, the interest rate with respect to this Note shall be the CD Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified on the first page hereof. The CD Rate for each Interest Reset Date will be calculated as of the Interest Determination Date pertaining to such Interest Reset Date.

            "CD Rate" means, with respect to an Interest Determination Date, the rate on that date for negotiable certificates of deposit having the Index Maturity designated on the first page hereof as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates," or any successor publication of the Board of Governors of the Federal Reserve System ("H.15(519)") under the heading "CDs (Secondary Market)." In the event that such rate is not published prior to 9:00 a.m., New York City time, on the Calculation Date (as defined below) pertaining to such Interest Determination Date, then the CD Rate will be the rate on such Interest Determination Date for negotiable certificates of deposit of the Index Maturity designated on the first page hereof as published by the Federal Reserve Bank of New York in its daily statistical release "Composite 3:30 p.m. Quotations for U.
S. Government Securities" or any successor publication of the Federal Reserve Bank of New York ("Composite Quotations") under the heading "Certificates of Deposit." If by 3:00 p.m., New York City time, on such Calculation Date, such rate is not published in either H.15(519) or Composite Quotations, then the CD Rate on such Interest Determination Date shall be calculated by the Calculation Agent (as defined below) and shall be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such Interest Determination Date, of three leading nonbank dealers of negotiable U.S. dollar certificates of deposit in New York City selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity designated on the first page hereof in a denomination of U.S. $5,000,000; provided, however, that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the CD Rate will be the CD Rate in effect on such Interest Determination Date.

            DETERMINATION OF COMMERCIAL PAPER RATE. If the Interest Rate Basis specified on the first page hereof is the Commercial Paper Rate, the interest rate with respect to this Note shall be the Commercial Paper Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified on the first page hereof. The Commercial Paper Rate for each Interest Reset Date will be calculated as of the Interest Determination Date pertaining to such Interest Reset Date.

            "Commercial Paper Rate" means, with respect to an Interest Determination Date, the Money Market Yield (as defined below) of the per annum rate (quoted on a bank discount basis) on that date for commercial paper having the Index Maturity specified on the first page hereof as published in H.15(519) under the heading "Commercial Paper--Non-Financial." In the event that such rate is not published by 9:00 a.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, then the Commercial Paper Rate shall be the Money Market Yield of the rate on that Interest Determination Date for commercial paper having the Index Maturity specified on the first page hereof as published in Composite Quotations under the heading "Commercial Paper." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, the Commercial Paper Rate for that Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered per annum rates (quoted on a bank discount basis) of three leading dealers of commercial paper in New York City selected by the Calculation Agent as of 11:00 a.m., New York City time, on that Interest Determination Date, for commercial paper of the Index Maturity specified on the first page hereof placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized rating agency; provided, however, that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Commercial Paper Rate will be the Commercial Paper Rate in effect on such Interest Determination Date.

            "Money Market Yield" shall be a yield (expressed as a percentage) calculated in accordance with the following formula:

                 Money Market Yield =      D x 360         x 100
                                      ----------------
                                        360 - (D x M)

where "D" refers to the applicable per annum rate for commercial paper, quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the interest period for which interest is being calculated.

            DETERMINATION OF FEDERAL FUNDS RATE. If the Interest Rate Basis specified on the first page hereof is the Federal Funds Rate, the interest rate with respect to this Note shall be the Federal Funds Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified on the first page hereof. The Federal Funds Rate for each Interest Reset Date will be calculated as of the Interest Determination Date pertaining to such Interest Reset Date.

            "Federal Funds Rate" means, with respect to an Interest Determination Date, the rate on that date for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)." In the event that such rate is not published prior to 9:00 a.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, then the Federal Funds Rate shall be the rate on such Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If by 3:00 p.m., New York City time, on such Calculation Date, such rate is not published in either H.15(519) or Composite Quotations, the Federal Funds Rate shall be calculated by the Calculation Agent and shall be the arithmetic mean of the rates, as of 9:00 a.m., New York City time, on such Interest Determination Date for the last transaction in overnight U.S. dollar Federal Funds arranged by three leading brokers of Federal Funds transactions in New York City selected by the Calculation Agent; provided, however, that if fewer than three brokers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Federal Funds Rate will be the Federal Funds Rate in effect on such Interest Determination Date.

            DETERMINATION OF LIBOR. If the Interest Rate Basis specified on the first page hereof is LIBOR, the interest rate with respect to this Note shall be LIBOR plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified on the first page hereof. LIBOR for each Interest Reset Date will be calculated on the Interest Determination Date pertaining to such Interest Reset Date.

            "LIBOR" will be determined by the Calculation Agent in accordance with the following provisions:

                        (i) With  respect  to an  Interest  Determination  Date,
            LIBOR will be determined as specified on the first page hereof as either (a) the arithmetic mean of the offered rates for deposits in U.S. dollars having the Index Maturity specified on the first page hereof, commencing on the second Business Day immediately following that Interest Determination Date, which appear on the Reuters Screen LIBO Page at approximately 11:00 a.m., London time, on that Interest Determination Date, if at least two such offered rates appear on the Reuters Screen LIBO Page ("LIBOR Reuters"), or (b) the rate for deposits in U.S. dollars having the Index Maturity specified on the first page hereof, commencing on the second Business Day immediately following that Interest Determination Date, which appears on the Telerate Page 3750 as of 11:00 a.m., London time, on that Interest Determination Date ("LIBOR Telerate"). Unless otherwise indicated on the first page hereof, "Reuters Screen LIBO Page" means the display designated as Page "LIBO" on the Reuters Monitor Money Rate Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks), and "Telerate Page 3750" means the display designated as page "3750" on the Telerate Service (or such other page as may replace the 3750 page on that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits). If neither LIBOR Reuters nor LIBOR Telerate is specified on the first page hereof, LIBOR will be determined as if LIBOR Telerate had been specified. In the case where (a) above applies, if fewer than two offered rates appear on the Reuters Screen LIBO Page, or, in the case where (b) above applies, if no rate appears on the Telerate Page 3750, as applicable, LIBOR in respect of that Interest Determination Date will be determined as if the parties had specified the rate described in (ii) below.

                        (ii) If  fewer  than two  offered  rates  appear  on the
            Reuters Screen LIBO Page or no rate appears on Telerate Page 3750, as applicable, the Calculation Agent will request the principal London offices of each of four major banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotations for deposits in U.S. dollars having the Index Maturity specified on the first page hereof to prime banks in the London interbank market at approximately 11:00 a.m., London time, commencing on the second Business Day immediately following that Interest Determination Date, and in a principal amount of not less than $1,000,000 that in the Calculation Agent's judgment is representative of a single transaction in such market at such time. If at least two such quotations are provided, LIBOR will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR in respect of that Interest Determination Date will be the arithmetic mean of the rates quoted by three major banks in New York City selected by the Calculation Agent at approximately 11:00 a.m., New York City time, on such LIBOR Interest Determination Date for loans in U.S. dollars to leading European banks, having the Index Maturity specified on the first page hereof, and in a principal amount of not less than $1,000,000 that is in the Calculation Agent's judgment representative for a single transaction in such market at such time; provided, however, that if fewer than three banks selected as aforesaid by the Calculation Agent are quoting rates as mentioned in the foregoing sentences, the rate of interest in effect for the applicable period will be the rate of interest in effect on such Interest Determination Date.

            DETERMINATION OF PRIME RATE. If the Interest Rate Basis specified on the first page hereof is the Prime Rate, the interest rate with respect to this Note shall be the Prime Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified on the first page hereof. The Prime Rate for each Interest Reset Date will be calculated as of the Interest Determination Date pertaining to such Interest Reset Date.

            "Prime Rate" means, with respect to an Interest Determination Date, the rate set forth in H.15(519) for such date under the heading "Bank Prime Loan." In the event that such rate is not published prior to 9:00 a.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, then the Prime Rate will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the display designated as page USPRIME1 on the Reuters Monitor Money Rates Service (or such other page as may replace the USPRIME1 page on that service for the purpose of displaying prime rates or base lending rates of major United States banks) ("Reuters Screen USPRIME1 Page") as such bank's prime rate or base lending rate as in effect for that Interest Determination Date as quoted on the Reuters Screen USPRIME1 Page on that Interest Determination Date. If fewer than four such rates appear on the Reuters Screen USPRIME1 Page on such Interest Determination Date, the Prime Rate will be the arithmetic mean of the prime rates or base lending rates (quoted on the basis of the actual number of days in the year divided by a 360-day year) as of the close of business on such Interest Determination Date by three major banks in New York City selected by the Calculation Agent; provided, however, that if fewer than three banks selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Prime Rate will be the Prime Rate in effect on such Interest Determination Date.

            DETERMINATION OF TREASURY RATE. If the Interest Rate Basis specified on the first page hereof is the Treasury Rate, the interest rate with respect to this Note shall be the Treasury Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified on the first page hereof. The Treasury Rate for each Interest Reset Date will be calculated as of the Interest Determination Date pertaining to such Interest Reset Date.

            "Treasury Rate" means, with respect to an Interest Determination Date, the rate on that date for the most recent auction of direct obligations of the United States ("Treasury bills") having the Index Maturity specified on the first page hereof as published in H.15(519) under the heading "U.S. Government Securities/Treasury Bills/Auction Average (Investment)" or, if not so published by 9:00 a.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) for such auction as otherwise announced by the United States Department of the Treasury. In the event that the results of such auction of Treasury bills having the Index Maturity specified on the first page hereof are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held during such week, then the Treasury Rate shall be the rate set forth in H.15(519) for that Interest Determination Date for the Index Maturity specified on the first page hereof under the heading "U.S. Government Securities/Treasury Bills/Secondary Market." In the event such rate is not so published by 3:00 p.m. New York City time on such Calculation Date, the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates as of approximately 3:30 p.m., New York City time, on that Interest Determination Date, of three leading primary United States government securities dealers in New York City selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the first page hereof; provided, however, that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Treasury Rate will be the Treasury Rate in effect on such Interest Determination Date.

            Notwithstanding the determination of the interest rate as provided above, the interest rate on this Note shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the first page hereof. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application. The Calculation Agent shall calculate the interest rate on this Note in accordance with the foregoing on or before each Calculation Date.

            All percentages resulting from any calculation with respect to this Note will be rounded to the nearest one hundred-thousandth of a percent, with five one-millionths of a percent rounded upward; and all dollar amounts used in or resulting from any such calculation will be rounded to the nearest cent, with one-half cent rounded upward.

            "Calculation Agent" means the Person designated as such on the first page hereof. Upon the request of the Holder of this Note, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate which will become effective on the next Interest Reset Date with respect to this Note. The Calculation Agent's determination of any interest rate will be final and binding in the absence of manifest error.

            If any Interest Payment Date specified on the first page hereof would otherwise be a day that is not a Market Day, such Interest Payment Date shall be postponed to the next day that is a Market Day, except that if the Interest Rate Basis specified on the first page hereof is LIBOR, and if any such Market Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Market Day. As used in this Note, "Market Day" means (a) with respect to any Notes other than LIBOR Notes, any day that is not a Saturday or Sunday and that is not a day on which banking institutions or trust companies in New York City are authorized or obligated by law or executive order to close and (b) with respect to any LIBOR Notes, any such day which is also a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

            If the Interest Rate Basis specified on the first page hereof is the CD Rate, Commercial Paper Rate, Federal Funds Rate, LIBOR or Prime Rate, the "Interest Determination Date" pertaining to an Interest Reset Date will be the second Market Day next preceding such Interest Reset Date. If the Interest Rate Basis specified on the first page hereof is the Treasury Rate, the "Interest Determination Date" pertaining to an Interest Reset Date will be the day of the week in which such Interest Reset Date falls on which Treasury bills are normally sold at auction. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that the auction may be held on the preceding Friday. If, as a result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week.

            The "Calculation Date," where applicable, pertaining to an Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date or if any such day is not a Market Day, the next succeeding Market Day or (ii) the Market Day immediately preceding the applicable Interest Payment Date or the Stated Maturity, as the case may be.

            Interest payments on this Note shall include accrued interest from and including the Original Issue Date or from and including the last date in respect of which interest has been paid or made available for payment, as the case may be, to, but excluding, the Interest Payment Date. Accrued interest will be calculated by multiplying the principal amount of this Note by an accrued interest factor. The accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor for each such day will be computed by dividing the interest rate applicable to such day by the actual number of days in the year if the Interest Rate Basis specified on the first page hereof is the Treasury Rate or by 360 if the Interest Rate Basis specified on the first page hereof is the CD Rate, Commercial Paper Rate, Federal Funds Rate, LIBOR or Prime Rate.

            If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series under the Indenture to be affected at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium (if any) and interest on this Note at the times, place and rate, and in the coin or currency herein and in the Indenture prescribed; subject, however, to the provisions for the discharge of the Company from its obligations under the Notes upon satisfaction of the conditions set forth in the Indenture.

            As provided in the  Indenture,  the Company may elect to defease and
(a) be discharged from all obligations in respect of the Notes (except for certain obligations to register the transfer or exchange of the Notes, to replace mutilated, destroyed, lost or stolen Notes, to maintain paying agencies and to hold moneys in trust) or (b) be released from its obligations with respect to the Notes under certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust, with the Trustee money and/or Government Obligations, which through the payment of interest thereon and principal thereof in accordance with their terms will provide money sufficient, without reinvestment, to pay the principal of, premium, if any, and interest on the Notes. The Indenture provides that such a trust may only be established if (i) no Event of Default or event which with the giving of notice or lapse of time, or both, would become an Event of Default with respect to the Notes shall have occurred and be continuing, (ii) the Company shall have delivered an Opinion of Counsel to the effect that the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner, and at the same times as if such defeasance had not occurred, and (iii) certain other conditions are satisfied.

            This Note may be redeemed at the option of the Company on any date on or after the Initial Redemption Date, if any, specified on the first page hereof, and prior to the Maturity Date specified on the first page hereof, upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to the Holder of this Note at such Holder's address appearing in the Security Register, all as provided in the Indenture, at the Optional Redemption Prices, if any, specified on the first page hereof (expressed in percentages of the principal amount) together in each case, with accrued interest to the date fixed for redemption. As provided in the Indenture, if less than all of the Notes are to be redeemed, the Trustee shall select by such method as the Trustee shall deem fair and appropriate, from Notes that are subject to redemption pursuant to the terms thereof, the Note or Notes, or portion or portions thereof, to be redeemed.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of, premium (if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations, of like tenor and of like aggregate principal amount will be issued to the designated transferee or transferees.

            Notwithstanding the foregoing, if an Addendum is attached hereto or "Other Provisions" apply to this Note as specified above, this Note shall be subject to the terms set forth in such Addendum or such "Other Provisions."

            The Notes are issuable only in fully registered form without coupons in denominations of $1,000 and any amount in excess thereof that is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, at the option of the Holder, this Note may be exchanged for other Notes of any authorized denomination, of like tenor and of like aggregate principal amount, upon surrender of this Note.

            This Note is a Global Note and shall be exchangeable for Notes registered in the name of, and a transfer of this Global Note may be registered to, any Person other than the Depository for this Global Note or its nominee only if permitted by the Indenture.

            No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            This Note shall be construed in accordance with the laws of the state of New York.

            All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.


                                   ASSIGNMENT


FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (Please insert social security or other identifying number of assignee)

---------------------------
[-------------------------]-----------------------------------------------------

--------------------------------------------------------------------------------
  (Please print or typewrite name and address, including zip code, of assignee)

--------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing

------------------------------------------------------------------------attorney to transfer said Note on the books of the within Company, with full power of substitution in the premises.



Dated:
                                        ----------------------------------------
                                        NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.